SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         Current Report

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                    The Liposome Company, Inc.
     (Exact name of registrant as specified in its charter)




     Delaware                 0-14887             22-2370691
(State or other jurisdiction
of incorporation)           (Commission file     (IRS employer identification
                              number)              number)

     One Research Way
     Princeton Forrestal Center
     Princeton, New Jersey                                  08540-6619
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (609)452-7060

Former name or former address, if changed since last report: None


                   Exhibit Index is on Page 3

Item 5.        Other Events.

          On October 28, 1997, The Liposome Company, Inc. (the "Company") issued a press release regarding its results of operations for the fiscal quarter ended September 28, 1997. A copy of the press release is filed as an exhibit to this report.


Item 7.   Exhibits.

Exhibit No.     Description

20 Copy of the Company's press release of October 28, 1997 regarding its results of operations for the fiscal quarter ended September 28, 1997


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused behalf this registration statement to be signed on its by the undersigned, thereunto duly authorized.


Date:     October 29, 1997

                                   THE LIPOSOME COMPANY, INC.




                                   By:/s/CHARLES A. BAKER
                                   Name: Charles A. Baker
                                   Title: Chairman and Chief
                                          Executive Officer

                          EXHIBIT INDEX


Exhibit No.       Description                Sequentially
                                             Numbered Page

   20             Copy of the Company's      4
                  press release dated
                  October 28, 1997